Exhibit 10(i)



                     1995 Stock Incentive Plan of
        J.P. Morgan & Co. Incorporated and Affiliated Companies


                               Article I

                                Purpose

     The purpose of the 1995 Stock Incentive Plan (the "Plan") is to afford an incentive to key employees of J.P. Morgan & Co. Incorporated (the "Company") and its affiliates to acquire a proprietary interest in the Company, to encourage such employees to increase their efforts on behalf of the Company and remain in its employ, and to more closely align the interests of such key employees with those of the Company's stockholders.




                              Article II

                              Definitions

2.1. The following terms shall have the meanings described below when used in the Plan:

     (a) "Award" shall refer to a Restricted Stock Award granted under
Article Vlll or a Stock Unit Award granted under Article IX.

     (b) "Board of Directors" shall mean the Board of Directors of the Company.

     (c) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     (d ) "Committee" shall mean the committee appointed by the Board of Directors to administer the Plan pursuant to Article lll.

     (e) "Common Stock" shall mean common stock, par value $2.50, of the Company.

     (f ) "Company" shall mean J.P. Morgan & Co. Incorporated or any successor to it in ownership of all or substantially all of its assets.

     (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.
     (h) "Fair Market Value" of Common Stock on any day shall mean the average of the highest and lowest price of Common Stock as reported on the composite tape for such day, unless the Committee determines that another procedure for determining Fair Market Value would be more appropriate.

     (i) "Incentive Stock Option" shall mean a stock option granted under Article Vl which is intended to meet the requirements of Section 422 of the Code.

     (j) "Nonqualified Stock Option" shall mean a stock option granted under Article Vl which is not intended to be an Incentive Stock Option.

     (k) "Option" shall mean an Incentive Stock Option or a Nonqualified Stock Option.

     (l) "Optionee" shall mean a Participant who is granted an Option.

     (m) "Participant" shall mean an eligible employee who has been granted an Option, Stock Appreciation Right or Award under the Plan.

     (n) "Participating Company" shall mean the Company, the Trust Company or any subsidiary or other affiliated entity (whether or not incorporated).

     (o) "Plan" shall mean this 1995 Stock Incentive Plan of J.P.
Morgan & Co. Incorporated and Affiliated Companies.

     (p) "Related Right" shall mean a Stock Appreciation Right described in Section 7.2.

     (q) "Restricted Period" shall mean the period during which a Restricted Stock Award is being earned in accordance with Section 8.3.

     (r) "Restricted Stock Award" shall mean an award granted under
Article Vlll.

     (s) "Stand Alone Right" shall mean a Stock Appreciation Right described in Section 7.3.

     (t) "Stock Appreciation Right" shall mean a right granted under
Article Vll.

     (u) "Stock Unit Award" shall mean an award granted under Article
IX.

     (v) "Trust Company" shall mean Morgan Guaranty Trust Company of New York or any successor to it in ownership of all or substantially all of its assets.


                              Article III

     3.1. (a) The Board of Directors shall appoint not less than three Directors to the Committee which shall administer the Plan. With respect to determinations regarding the grant, amount, acceleration or forfeiture of Options, Stock Appreciation Rights or awards with respect to an eligible employee who is a member of the Board of Directors, the Committee shall be composed of all directors of the Company who are not employees of the Company or any other Participating Company. No individual shall be a member of the Committee unless such individual is disinterested within the meaning of Rule 16b-3 under the Exchange Act. The Committee shall have full power and authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be issued or adopted by the Board of Directors, to grant to eligible persons Options, Stock Appreciation Rights and Awards under the Plan; to waive any restrictions or limitations, or impose additional limitations or restrictions, on previously granted Options, Stock Appreciation Rights, or Awards (within the parameters of the Plan); to interpret the provisions of the Plan and any agreements relating to Options, Stock Appreciation Rights or Awards granted under the Plan; to supervise the administration of the Plan and to delegate to senior officers of the Company or the Trust Company the power to act for the Committee as the Committee shall specify.

     (b) All decisions made by the Committee (or such persons acting under a delegation by the Committee pursuant to subsection 3.1 (a) ) pursuant to the provisions of the Plan and related orders of the Board of Directors shall be within the absolute discretion of the Committee or its delegate, as the case may be, and shall be conclusive and binding on all persons, including the Company, stockholders, employees and beneficiaries of employees.


                              Article IV

                      Shares Subject To The Plan

     4.1. (a) Subject to adjustment pursuant to subsection 4.1 (d), the maximum number of shares of Common Stock with respect to which Options, Stock Appreciation Rights and Awards may be granted shall be 28,000,000 shares of Common Stock. Shares of Common Stock may be made available from the authorized but unissued shares of the Company or from shares reacquired by the Company, including shares purchased in the open market. If an Option, Stock Appreciation Right or Award granted under the Plan shall expire or terminate for any reason other than the exercise of a Related Right (to the extent set forth in subsection 7.2(c) ), the shares subject to such Option, Stock Appreciation Right or Award shall be available for other Options, Stock Appreciation Rights and Awards to the same Participant or other eligible employees. Any shares delivered in payment of the exercise price of an Option shall be available for other Options, Stock Appreciation Rights and Awards to the same Participant or other eligible employees.

     (b) Subject to adjustment pursuant to subsection 4.1 (d), of the total shares of Common Stock referred to in subsection 4.1 (a), the number of shares of Common Stock with respect to which Awards may be granted shall not exceed 7,000,000 shares of Common Stock.

     (c) Subject to adjustment pursuant to subsection 4.1 (d), of the total shares of Common Stock referred to in subsection 4.1 (a), the number of shares of Common Stock with respect to which Options or Stock Appreciation Rights may be granted to any Participant during the term of the Plan shall not exceed 2,800,000 shares of Common Stock.

     (d) In the event that the Committee shall determine that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below fair market value, or other similar corporate event affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under this Plan, then the Committee shall, in its sole discretion, and in such manner as the Committee may deem equitable, adjust any or all of ( 1 ) the number and kind of shares which thereafter may be awarded or optioned and sold or made the subject of Stock Appreciation Rights under the Plan, (2) the number and kind of shares subject to outstanding Options, Stock Appreciation Rights and Awards, and (3) the option price with respect to any of the foregoing and/or, if deemed appropriate, make provision for a cash payment to a Participant. The number of shares subject to any Option, Stock Appreciation Right or Award shall always be a whole number.


                               Article V

                              Eligibility

     5.1. The employees eligible to participate in the Plan and receive Options, Stock Appreciation Rights and Awards under the Plan shall consist of key employees of the Company and other Participating
Companies.


                              Article VI

                             Stock Options

     6.1. Grant of Options. Subject to the limitations of the Plan, the Committee shall, after such consultation with and consideration of the recommendations of management as the Committee considers desirable, select from eligible employees those Participants to be granted Options and determine the time when each Option shall be granted and the number of shares subject to each Option. Options may be either Incentive Stock Options or Nonqualified Stock Options and more than one Option may be granted to the same person. Options shall be evidenced in such manner as may be approved by the Committee. Options may be amended or supplemented from time to time as approved by the Committee, provided that the terms of such Options after being amended or supplemented conform to the terms of the Plan.

     6.2. Option Price. The price at which shares may be purchased upon exercise of a particular Option shall be not less than 100% of the Fair Market Value of such shares on the date such Option is granted.

     6.3. Medium and Time of Payment. No shares shall be delivered pursuant to any exercise of an Option until payment in full of the Option price therefor is received by the Company. Such payment shall be made in cash or, unless prohibited by the Committee, through the delivery of shares of Common Stock of the . Company with a Fair Market Value equal to the total Option price or a combination of cash and shares. The Committee may prescribe additional methods of payment to the extent permitted by applicable law. Any shares so delivered shall be valued at their Fair Market Value on the exercise date, or on such other date as determined by the Committee for administrative convenience. No Optionee, transferee, legal representative, legatee or distributee of any Optionee shall be deemed to be a holder of any shares subject to any Option prior to the issuance of such shares upon exercise of such Option or any related Stock Appreciation Right.

     6.4. Term and Exercisability of Options. An Option shall be exercisable ratably on each of the first three anniversaries of the date of grant of such Option or as otherwise determined by the Committee, but in no event shall such Option be exercised earlier than one year or later than ten years from the date the Option is granted. The Committee may require that an Option only be exercised upon the achievement of such performance objectives as the Committee shall designate. An Option shall be subject to earlier termination as provided in Section 6.6 with respect to death, retirement and termination of employment or as provided in Section 10.6.

     6.5. Transferability of Options. (a) Except as provided in subsection (b) below, an Option may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution and, during the lifetime of the Optionee, may be exercised only by such Optionee.

     (b) Notwithstanding subsection (a) above, the Committee may determine that an Option may be transferred by the Optionee to one or more members of the Optionee's immediate family, to a partnership of which the only partners are members of the Optionee's immediate family, or to a trust established by the Optionee for the benefit of one or more members of the Optionee's immediate family. For this purpose immediate family means the Optionee's spouse, parents, children, grandchildren and the spouses of such parents, children and grandchildren. A transferee described in this subsection may not further transfer an Option. An Option transferred pursuant to this subsection shall remain subject to the provisions of the Plan, including, but not limited to, the provisions of Section 6.6 relating to the exercise of the Option upon the death, retirement or termination of employment of the Optionee, and shall be subject to such other rules as the Committee shall determine.

     6.6. Death, Retirement and Termination of Employment. Subject to the condition that no Option be exercised in whole or in part after the expiration of the Option period specified by the Committee, and subject to the Committee's right to cancel any Option in accordance with
Section 10.6, unless otherwise determined by the Committee:

     (a) Upon termination of employment prior to an Optionee's attainment of age 55 but after the Optionee is eligible for retirement pursuant to a retirement plan of the Company or any of its subsidiaries, an Optionee or a transferee described in subsection 6.5(b), may, within three years after the date of such termination, purchase any or all of the shares subject to an Option granted at least one year prior to such termination of employment, at or after the time or times the Optionee would have been entitled to purchase such shares had the Optionee not terminated employment;

     (b) Upon termination of employment on or after an Optionee's attainment of age 55 and after the Optionee is eligible for retirement pursuant to a retirement plan of the Company or any of its subsidiaries, an Optionee or a transferee described in subsection 6.5(b), may, at any time prior to the expiration of the Option period, purchase any or all of the shares subject to an Option granted at least one year prior to such termination of employment, at or after the time or times the Optionee would have been entitled to purchase such shares had the Optionee not terminated employment;

     (c) Upon the death of an Optionee after a termination of employment described in subsections (a) or (b) above, the Optionee's designated beneficiary, or if none, the person or persons to whom such Optionee's rights under the Option are transferred by will or the laws of descent and distribution, or a transferee described in subsection 6.5(b), may, at any time prior to the expiration of the Option period determined under subsection (a) or (b), as the case may be, purchase any or all of the shares subject to an Option at or after the time the Optionee would have been entitled to purchase such shares had the Optionee survived;

     (d) Upon the death of an Optionee while employed, the Optionee's designated beneficiary, or if none, the person or persons to whom such Optionee's rights under the Option are transferred by will or the laws of descent and distribution, or a transferee described in subsection 6.5(b), may, within three years after the date of such death, but no later than the expiration of the Option period, purchase any or all of the shares subject to an Option at or after the time the Optionee would have been entitled to purchase such shares had the Optionee survived; and

     (e) Upon termination of employment for any reason other than death or retirement as aforesaid, an Optionee's Options, including any Options transferred pursuant to subsection 6.5(b), shall be cancelled to the extent not theretofore exercised. In addition, the Optionee shall repay to the Company the value of the difference between the Fair Market Value on the date of exercise over the Option price of any Options exercised within the six month period preceding the date of such termination and the value of any Related Right described in
Section 7.2 exercised during such period.

                              Article VII

                       Stock Appreciation Rights

     7.1. Grant of Stock Appreciation Rights. Subject to the limitations of the Plan, the Committee shall, after such consultation with and consideration of the recommendations of management as the Committee considers desirable, select from eligible employees those Participants to be granted Stock Appreciation Rights and determine the time when each Stock Appreciation Right shall be granted and such other terms of each Stock Appreciation Right pursuant to this Article Vll. Stock Appreciation Rights may be granted either alone ("Stand Alone Rights") or in conjunction with all or part of any Option granted under the Plan ( "Related Rights" ) . In the case of a Nonqualified Stock Option, Related Rights may be granted either at or after the time of the grant of the Nonqualified Stock Option. In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of the Incentive Stock Option.

     7.2. Related Rights. (a) A Related Right shall be exercisable only at such time or times and to the extent that the Option to which it relates shall be exercisable in accordance with Article 6, provided that the Committee may, for administrative convenience, determine that, for any Related Right which can only be exercised during a limited period of time in order to satisfy rules imposed by the Securities and Exchange Commission, the exercise of any such Related Right for cash during such limited period shall be deemed to occur for all purposes hereunder on the day during such limited period on which the Fair Market Value of the Common Stock is the highest. A Related Right granted with respect to an Option shall terminate and no longer be exercisable upon the termination or exercise of the related Option, provided that, unless otherwise provided by the Committee, a Related Right granted with respect to less than the full number of shares covered by a related Option shall only be reduced if and to the extent that the number of shares covered by the exercise or termination of the related Option exceeds the number of shares not covered by the Related Right, provided further that, in the event of the death of the Participant, the Related Right shall be cancelled to the extent not theretofore exercised, whether or not the related Option is cancelled.

     (b) Upon the exercise of a Related Right, a Participant shall be entitled to receive up to, but not more than, an amount in cash or shares of Common Stock equal in value to the excess of the Fair Market Value of one share of Common Stock over the Option price per share of Common Stock of the related Option multiplied by the number of shares of Common Stock in respect of which the Related Right shall have been exercised. The Committee shall have the right to determine the form of payment. Any shares delivered in payment shall be valued at their Fair Market Value on the date of exercise. No fractional shares shall be issued and the Participant shall receive cash in lieu thereof.

     (c) Upon the exercise of a Related Right, the Option or part thereof to which such Related Right is related shall be deemed to have been exercised for the purpose of the limitations set forth in Section
4.1 on the number of shares of Common Stock to be issued under the Plan, but only to the extent of the number of shares of Common Stock issued under the Related Right.

     7.3. Stand Alone Rights. (a) A Stand Alone Right shall be exercisable ratably on each of the first three anniversaries of the grant of such Stand Alone Right or as otherwise determined by the Committee, but in no event shall such Stand Alone Right be exercised earlier than one year or later than ten years from the date the Stand Alone Right is granted. The Committee may require that a Stand Alone Right only be exercised upon the achievement of such performance objectives as the Committee shall designate. The Committee may, for administrative convenience, determine that, for any Stand Alone Right which can only be exercised during a limited period of time in order to satisfy rules imposed by the Securities and Exchange Commission, the exercise of any such Stand Alone Right for cash during such limited period shall be deemed to occur for all purposes hereunder on the day during such limited period on which the Fair Market Value of the Common Stock is the highest. A Stand Alone Right shall be subject to earlier termination as provided in subsection 7.3(c) with respect to death, retirement and termination of employment.

     (b) Upon the exercise of a Stand Alone Right, a Participant shall be entitled to receive up to, but not more than, an amount in cash or shares of Common Stock equal in value to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the Fair Market Value of one share of Common Stock on the date of grant multiplied by the number of shares in respect of which the right is being exercised. The Committee shall have the right to determine the form of payment. Any shares delivered in payment shall be valued at their Fair Market Value on the date of exercise. No fractional shares shall be issued and the Participant shall receive cash in lieu thereof.

     (c) Subject to the condition that no Stand Alone Right may be exercised in whole or in part after the expiration of the period specified by the Committee, and subject to the Committee's right to cancel any Stock Appreciation Right in accordance with Section 10.6, unless otherwise determined by the Committee:

     (i) Upon termination of employment prior to a Participant's attainment of age 55 but after the Participant is eligible for retirement pursuant to a retirement plan of the Company or any of its subsidiaries, a Participant may, within three years after the date of such termination, exercise any or all of the Stand Alone Right granted at least one year prior to such termination of employment, at or after the time or times the Participant would have been entitled to exercise such Stand Alone Right had the Participant not terminated employment;

     (ii) Upon termination of employment on or after a Participant's attainment of age 55 and after the Participant is eligible for retirement pursuant to a retirement plan of the Company or any of its subsidiaries, a Participant may, at any time prior to the expiration of the Stock Appreciation Right exercise period, exercise any or all of the Stand Alone Right granted at least one year prior to such termination of employment, at or after the time or times the Participant would have been entitled to exercise such Stand Alone Right had the Participant not terminated employment; and

     (iii) Upon termination of employment for any reason other than retirement as aforesaid, a Participant's Stand Alone Rights shall be cancelled to the extent not theretofore exercised. In addition, except in the event of death, the Participant shall repay to the Company the value of any Stand Alone Right exercised within the six month period preceding the date of such termination.

     7.4. Transfer of Stock Appreciation Rights. A Stock Appreciation Right may not be transferred to anyone and may only be exercised by the Participant to whom it is granted


                             Article VIII

                        Restricted Stock Awards

     8.1. Grant of Restricted Stock Awards. Subject to the limitations of the Plan, the Committee shall, after such consultation with and consideration of the recommendations of management as the Committee considers desirable, select from eligible employees those Participants to be granted Restricted Stock Awards and determine the time when each Award shall be granted, the vesting date or vesting dates for each Award, the time or times as of which vested Awards shall be paid and the number of share credits (each of which shall be equivalent to one share of Common Stock) subject to each Award. Restricted Stock Awards shall be evidenced in such manner as may be approved by the Committee. Restricted Stock Awards may be amended or supplemented from time to time as approved by the Committee, provided that the terms of such Awards after being amended or supplemented conform to the terms of the Plan. No provision of this Plan shall be interpreted to prohibit the grant of a Restricted Stock Award hereunder in connection with awards granted pursuant to the 1995 Executive Officer Performance Plan of J.P. Morgan & Co. Incorporated and Affiliated Companies or any other plan of the Company, provided that any such Award conforms to the terms of this Plan.

     8.2. Number of Share Credits. Each Restricted Stock Award shall state the number of share credits to be subject to the Award.

     8.3. Restrictions. A Restricted Stock Award may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, for a period of five years from the date of grant of the Award or such other period as the Committee shall determine, and for such further period as the payment of Awards may be deferred pursuant to Section 8.5. The Committee may define the Restricted Period in terms of the passage of time, the satisfaction of performance criteria, a combination of time and performance, or in any other manner it deems appropriate. Restricted Stock Awards shall not be paid until the successful completion of the Restricted Period except as may be otherwise provided in circumstances of death or retirement pursuant to Section 8.4, or until the end of any deferral period described in subsection 8.5(b).

     8.4. Death, Retirement and Termination of Employment. Unless otherwise determined by the Committee:

     (a) Upon termination of a Participant's employment prior to the end of the Restricted Period for any reason except for retirement or death, as described below, the Participant's Awards shall be forfeited and the Participant shall have no right with respect to such Award.

     (b) Upon termination of a Participant's employment prior to the end of the Restricted Period by reason of the Participant's retirement under a retirement plan maintained by the Company or any of its subsidiaries, or by reason of death, a pro rata portion (based on completed full years of service subsequent to the date of grant of an Award) of an Award shall be payable to the Participant or the Participant's beneficiary, or if none, the person or persons to whom such Participant's rights under the Award are transferred by will or the laws of descent and distribution, subject to any further deferral of the Award in accordance with subsection 8.5(b), provided that with respect to an Award subject to performance restrictions, the Committee shall make such determination with respect to such Award as it deems appropriate.

     8.5. Payment of Awards. (a) Subject to the provisions of subsection (b) hereof, as soon as practicable after the successful completion of the Restricted Period, such Award shall be paid to the Participant or, in the case of the death of the Participant, the Participant's beneficiary, or if none, the person or persons to whom such Participant's rights under the Award are transferred by will or the laws of descent and distribution.

     (b) The Committee may, in its discretion, provide that payment of Awards be deferred until such time or times as the Committee shall specify, or such time or times as the Participant may elect. Any election of a Participant pursuant to the preceding sentence shall be filed with the Committee in accordance with such rules and regulations, including any deadline for the making of such an election, as the Committee may provide.

     (c) Except as otherwise determined pursuant to subsection 8.6(c), payments pursuant to this Section 8.5, including any dividend equivalents determined under subsection 8.6(b), shall be made in shares of Common Stock, except there may be paid in cash the value of any partial shares of Common Stock and that part of the total payment determined by the Company to be necessary to satisfy tax withholding requirements.

     8.6. Dividend Equivalents. (a) Except as may be otherwise determined by the Committee, in addition to the payment provided for in
Section 8.5, each Participant (or beneficiary) entitled to payment under Section 8.5 shall receive the dividend equivalent amount calculated under subsection (b) hereof.

     (b) The dividend equivalent amount is the number of additional share credits attributable to the number of share credits awarded plus additional share credits calculated hereunder. Such additional share credits shall be determined and credited as of the end of each calendar year by dividing ( 1 ) the aggregate cash dividends which would have been paid had the share credits awarded or credited under this subsection (b), as the case may be, been actual shares of Common Stock on the record date for each such dividend during such calendar year by
(2) the average market prices per shares of Common Stock on the last trading day of each calendar month during the 12 months ending on the November 30 preceding the date such determination is being made. For this purpose, the market price on any day shall be the average of the highest and lowest price of a share of Common Stock as reported on the composite tape for such day. The Committee may designate any other manner for determining and crediting dividend equivalents as it deems j appropriate.

     (c) In such cases as the Committee may deem advisable, the Committee may, in lieu of the crediting provided for in subsection (b), determine to pay all or part of the dividend equivalent amount in cash or stock as dividends are actually paid on Common Stock, or at such other time or times as the Committee may otherwise determine.

                              Article IX

                           Stock Unit Awards

     9.1. Grant of Stock Unit Awards. The Committee shall have authority to grant to eligible employees Stock Unit Awards which can be in the form of Common Stock or units, the value of which is based, in whole or in part, on the value of Common Stock. Subject to the provisions of the Plan, including Section 9.2 below, Stock Unit Awards shall be subject to such terms, restrictions, conditions, vesting requirements and payment rules (all of which are sometimes hereinafter collectively referred to as "rules" ) as the Committee may determine in its sole discretion, all such rules applicable to a particular Stock Unit Award to be reflected in writing and furnished to the Participant. In no event shall any Award vest less than one year from the date of grant. The rules need not be identical for each Stock Unit Award. No provision of this Plan shall be interpreted to prohibit the grant of a Stock Unit Award hereunder in connection with awards granted pursuant to the 1995 Executive Officer Performance Plan or any other plan of the Company, provided that any such Award conforms to the terms of the Plan.

     9.2. Rules. In the sole discretion of the Committee, a Stock Unit
Award shall be granted subject to the following   rules

     (a) Any shares of Common Stock which are part of a Stock Unit Award may not be sold, assigned, I transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, prior to the date on which the shares are issued or such other date provided by the Committee at the time of grant of the Award or thereafter.

     (b) Stock Unit Awards may provide for the payment of cash consideration by the person to whom such Award is granted or provide that the Award, and Common Stock to be issued in connection therewith, if applicable, shall be delivered without the payment of cash consideration.

     (c) Stock Unit Awards may relate in whole or in part to performance criteria established by the Committee at the time of grant.

     (d) Stock Unit Awards may provide for deferred payment schedules, vesting over a specified period of employment, the payment (on a current or deferred basis) of dividend equivalent amounts, with respect to the number of shares of Common Stock covered by the Award, and elections by the Participant to defer payment of the Award or the lifting of restrictions on the Award, if any.

                               Article X

                          General Provisions

     10.1. Change in Control. (a) (i) In the case of a Change in
Control (as defined below) of the Company, (i) each Option and Stock Appreciation Right then outstanding shall (unless the Committee determines otherwise) immediately be nonforfeitable and exercisable in full;

     (ii) In the case of a Change in Control (as defined below) of the Company, each Award shall (unless the Committee determines otherwise) immediately be fully vested and nonforfeitable and shall thereupon be paid as soon as practicable.

     (b) Any determination by the Committee made pursuant to this
Section 10.1 may be made as to all outstanding Options, Stock Appreciation Rights or Awards or only as to certain Options, Stock Appreciation Rights or Awards specified by the Committee, and all such determinations shall be made in cases covered by paragraphs (c) (i) or
(ii) below, prior to or as soon as practicable after the occurrence of such event and in the cases covered by paragraphs (c) (iii) and (iv) below, prior to the occurrence of such event.

     (c) A Change in Control shall occur if:

     (i) any "person" or "group of persons" as such terms are used in
Section 13(d) and 14(d) of the Exchange Act directly or indirectly purchases or otherwise becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) or has the right to acquire such beneficial ownership (whether or not such right is exercisable immediately, with the passage of time, or subject to any condition), of voting securities representing 25% or more of the combined voting power of all outstanding voting securities of the Company;

     (ii) during any period of two consecutive years, the individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority of the members thereof, unless ( 1 ) there are seven or more directors then still in office who were directors at the beginning of the period, and (2) the election, or the nomination for election by the Company's stockholders, of each new director was approved by at least two-thirds of the directors then still in office who were directors at the beginning of the period;

     (iii) the stockholders of the Company shall approve an agreement to merge or consolidate the Company with or into another corporation as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are or are to be owned by the former shareholders of the Company (excluding from former shareholders, a shareholder who is or, as a result of the transaction in question, becomes an "affiliate," as defined in Rule 12b-2 under the Exchange Act, of any party to such consolidation or merger); or

     (iv) the stockholders of the Company shall approve the sale of all or substantially all of the Company's business and/or assets to a person or entity which is not a wholly-owned subsidiary of the Company.

     10.2. Designation of Beneficiary. Subject to such rules and regulations as the Committee may prescribe, including the right of the Committee to limit the types of designations which are acceptable for purposes of the Plan, each Participant who shall be granted an Option or Award under the Plan may designate a beneficiary or beneficiaries and may change such designation from time to time by filing a written designation of beneficiaries with the Committee on a form to be prescribed by it, provided that no such designation shall be effective unless so filed prior to the death of such Participant.

     10.3. No Right of Continued Employment. Neither the establishment of the Plan, the granting of Options, Stock Appreciation Rights or Awards, nor the payment of any benefits hereunder nor any action of the Company or of the Board of Directors or of the Committee shall be held or construed to confer upon any person any legal right to be continued in the employ of the Company or its subsidiaries, each of which expressly reserves the right to discharge any employee whenever the interest of any such company in its sole discretion may so require without liability to such company, the Board of Directors or the Committee except as to any rights which may be expressly conferred upon such employee under the Plan.

     10.4. No Segregation of Cash or Shares. The Company shall not be required to segregate any cash or any shares of Common Stock which may at any time be represented by Options, Stock Appreciation Rights, Awards, share credits or dividend equivalent amounts and the Plan shall constitute an "unfunded" plan of the Company. No employee shall have voting or other rights with respect to shares of Common Stock prior to the delivery of such shares. The Company shall not, by any provisions of the Plan, be deemed to be a trustee of any Common Stock or any other property, and the liabilities of the Company to any employee pursuant to the Plan shall be those of a debtor pursuant to such contract obligations as are created by or pursuant to the Plan, and the rights of any employee, former employee or beneficiary under the Plan shall be limited to those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations of the Company and each other Participating Company under the Plan, provided, however, that existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

     10.5. Delivery of Shares. No shares shall be delivered pursuant to any exercise of an Option or Stock Appreciation Right or pursuant to the payment of any Award until the requirements of such laws and regulations as may be deemed by the Committee to be applicable thereto are satisfied.

     10.6. Cancellation of Options, Stock Appreciation Rights and
Awards.

     (a) Prior to the occurrence of a Change in Control, but not thereafter, the Committee may, in its sole discretion and with or without cause, cancel any Option, Stock Appreciation Right or Award in whole or in part to the extent it has not theretofore been exercised or, in the case of Awards, become vested. Such cancellation shall be effective as of the date specified by the Committee.

     (b) Notwithstanding subsection (a) above, prior to payment of any Award, the Committee may, in its sole discretion, in cases involving a serious breach of conduct by an employee or former employee, or activity of a former employee in competition with the business of a Participating Company, cancel any Award, whether or not vested, in whole or in part. Such cancellation shall be effective as of the date specified by the Committee. The determination of whether an employee or former employee has engaged in a serious breach of conduct or activity in competition with the business of a Participating Company shall be determined by the Committee in good faith and in its sole discretion.

     10.7. Transfer, Leave of Absence, etc. For purposes of the Plan:
(1 ) a transfer of a Participant from a Participating Company to an affiliated company, (2) a leave of absence, duly authorized in writing by the Participating Company, for military service or sickness, or for any other purpose approved by the Participating Company H the period of such leave does not exceed ninety days, and (3) a leave of absence in excess of ninety days, duly authorized in writing by the Participating Company, provided the Participant's right to reemployment is guaranteed either by a statute or by contract, shall not be deemed a termination of employment.

     10.8. New York Law to Govern. All questions pertaining to the construction, regulation, validity and effect of the provisions of the Plan shall be determined in accordance with the laws of the State of New York.

     10.9. Payments and Tax Withholding. The delivery of any shares of Common Stock and the payment of any amount in respect of a Stock Appreciation Right or Award shall be of the account of the applicable Participating Company and any such delivery or payment shall not be made until the recipient shall have made satisfactory arrangements for the payment of any applicable withholding taxes.



                              Article XI

                       Amendment and Termination

     11.1. Amendments, Suspension or Discontinuance. The Board of Directors may amend, suspend or discontinue the Plan, provided, however, that the Board of Directors may not, without the prior approval of the stockholders of the Company, make any amendment for which stockholder approval is necessary to comply with any applicable tax or regulatory requirement, including for these purposes any approval requirement which is a prerequisite for exemptive relief under
Section 16(b) of the Exchange Act, and provided, further, that upon or following the occurrence of a Change in Control no amendment may adversely affect the rights of any person in connection with any Option, Stock Appreciation Right or Award previously granted.

     11.2. Termination. No Option, Stock Appreciation Right or Award shall be granted under the Plan after expiration of ten years from the date upon which the Plan is approved by vote of the stockholders of the Company.